Exhibit 10.1

WARRANT EXERCISE AGREEMENT

THIS WARRANT EXERCISE AGREEMENT (this “Agreement”), dated as of August 9, 2017, is by and among Inpixon, a Nevada corporation (the “Company”), and certain registered holders of the Company’s outstanding warrants set forth on the signature pages hereto (each a “Warrant Holder” and together, the “Warrant Holders”).

RECITALS:

WHEREAS, the Warrant Holders are the record and beneficial owners of one or more of warrants (the “Registered Warrants”) to purchase shares of the Company’s common stock, par value $0.001 per share (“Common Stock”), at an original exercise price of $1.3125 per share (the “Exercise Price”) issued pursuant to that certain Warrant Agency Agreement, dated June 30, 2017 (the “Warrant Agency Agreement”), by and between the Company and Corporate Stock Transfer, as warrant agent (the “Warrant Agent”); and

WHEREAS, as of the date hereof, the Warrant Holders are the registered holders of the Registered Warrants set forth on each Warrant Holder’s signature page hereto; and

WHEREAS, as of the date hereof, there are issued and outstanding Registered Warrants to purchase an aggregate of 5,750,000 shares of Common Stock; and

WHEREAS, the Company’s board of directors has determined that it is in the best interests of the Company, its stockholders and the Warrant Holders to induce the exercise of the Warrants by the Warrant Holders by (i) amending the Warrant Agency Agreement to reduce the Exercise Price of the Registered Warrants to $0.30 (“Amended Exercise Price”) in accordance with the terms and conditions of Amendment No. 1 to the Warrant Agency Agreement, substantially in the form attached hereto as Exhibit A (the “Warrant Agency Amendment”), and (ii) issuing additional warrants to the Warrant Holders, substantially in the form attached hereto as Exhibit B (the “Additional Warrants”), to purchase an aggregate of 1,095,719 shares of Common Stock (the “Additional Warrant Shares”) at an exercise price of $0.55 per share; and

WHEREAS, each Warrant Holder agrees, on the terms and subject to the conditions set forth herein, to exercise such Warrant Holder’s Registered Warrants for cash in an amount that is equal to a minimum of 300,000 shares of Common Stock, unless such Warrant Holder does not own Registered Warrants to purchase a number of shares of Common Stock equal to at least 300,000, in which case such Warrant Holder will agree to exercise all Registered Warrants held by such Warrant Holder (the “Minimum Purchase Amount”).

NOW, THEREFORE, it is hereby agreed as follows:

1.     Warrant Agency Amendment. The Warrant Holders hereby agree and consent to the Warrant Agency Amendment for the purpose of reducing the Exercise Price to the Amended Exercise Price.

2.     Exercise of the Warrants. Each Warrant Holder hereby irrevocably agrees to exercise the Registered Warrants for the aggregate number of shares of Common Stock, which shall be equal to no less than the Minimum Purchase Amount, as set forth on each Warrant Holder’s signature page hereto (the “Exercised Shares”) for a cash exercise payment that shall be equal to the amount of Exercised Shares multiplied by the Amended Exercise Price (the “Purchase Price”). The number of Exercised Shares and the Purchase Price applicable to each Warrant Holder is set forth on each Warrant Holder’s signature page hereto. No later than one (1) Trading Day (as defined below) following the date hereof, each Warrant Holder shall deliver such Warrant Holder’s Election to Purchase (as defined in the Warrant Agency Agreement) and the Purchase Price for the Exercised Shares in accordance with Section 3.3 of the Warrant Agency Agreement and the Company shall deliver the fully executed Warrant Agency Amendment to the Warrant Agent. Following the exercise of the Registered Warrants and the delivery of the Purchase Price pursuant to this Agreement, the Company shall cause the Warrant Agent to deliver the Exercised Shares in accordance with the terms of the Warrant Agency Agreement and within (1) Trading Day following such exercise, the Company will deliver an executed Additional Warrant registered in the name of each Warrant Holder to purchase the number of shares of Common Stock that shall be equal to the number of Exercised Shares purchased by each Warrant Holder. For purposes of this Agreement “Trading Day” means a day on which the Company’s principal trading market is open for trading.

3.     Representations and Warranties of the Company. The Company hereby represents, warrants and covenants to the Warrant Holders as follows:

3.1.       The Company has full power and authority and has taken all requisite action on the part of the Company, its officers, directors and stockholders necessary for (i) the authorization, execution and delivery of this Agreement, the Additional Warrants and the Warrant Agency Amendment (collectively, the “Transaction Documents”), (ii) the authorization of the performance of all obligations of the Company hereunder or thereunder, and (iii) the issuance and delivery of the Additional Warrants and the shares of Common Stock issuable upon exercise of the Additional Warrants (the “Warrant Shares”).

3.2.       This Agreement constitutes the legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability, relating to or affecting creditors’ rights generally and to general equitable principles and except as rights to indemnity and contribution may be limited by state or federal securities laws or public policy.

3.3.       Upon the due exercise of the Registered Warrants pursuant to this Agreement and the Additional Warrants in accordance with their terms, the Exercised Shares and the Warrant Shares will be validly issued, fully paid and non-assessable free and clear of any liens and encumbrances, except for restrictions on transfer set forth in the Transaction Documents pursuant to which the Registered Warrants were originally issued or the Additional Warrants or imposed by applicable securities laws and except for those created by the Warrant Holder. The Company has reserved a sufficient number of shares of Common Stock for issuance upon the exercise of the Registered Warrants and the Additional Warrants.

3.4.       The authorization, execution, delivery and performance of this Agreement, and the other Transaction Documents require no consent of, action by or in respect of, or filing with, any person, entity, governmental body, agency, or official other than the consent of the holders of a majority of the outstanding Registered Warrants, the consent of certain of the Company’s senior secured lenders, the filing of a Listing of Additional Shares notification with the Nasdaq Capital Market and filings that will be made pursuant to applicable state securities laws and post-sale filings pursuant to applicable state and federal securities laws which the Company undertakes to file within the applicable time periods. Subject to the accuracy of the representations and warranties of the Warrant Holders set forth in Section 4 hereof, the Company has taken all action necessary to exempt the offer and sale of the Additional Warrants and upon exercise in accordance with the terms of the Additional Warrants, the Warrant Shares from the registration requirements of the Securities Act of 1933, as amended (the “Securities Act”).

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4.     Representations and Warranties of the Warrant Holder. Each Warrant Holder hereby represents and warrants to the Company as follows:

4.1.       If the Warrant Holder is an entity, the Warrant Holder is a validly existing corporation, limited partnership or limited liability company and has all requisite corporate, partnership or limited liability company power and authority to enter into this Agreement and the other Transaction Documents, as applicable, and to perform its obligations hereunder and thereunder. If the Warrant Holder is an individual, the Warrant Holder is legally competent and has the legal capacity to enter into this Agreement and to perform his or her obligations hereunder.

4.2.       The execution, delivery and performance by the Warrant Holder of this Agreement and the other Transaction Documents, as applicable, have been duly authorized and this Agreement and each other Transaction Document, as applicable constitutes the valid and legally binding obligation of the Warrant Holder, enforceable against the Warrant Holder in accordance with its terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability, relating to or affecting creditors’ rights generally.

4.3.       The Warrant Holder is an “accredited investor,” as such term is defined by Rule 501 of Regulation D.

4.4.       The Warrant Holder owns the Registered Warrants beneficially and of record, free and clear of any liens, pledges, options, security interests, claims, third party rights, charges or any other restrictions or encumbrances of any nature whatsoever (“Encumbrance”), other than restrictions upon transferability of the Registered Warrants arising under applicable securities laws. There are no agreements (i) granting any option, warrant or right of first refusal with respect to the Warrants or Additional Warrants to any person or entity, (ii) restricting the right of the Warrant Holder to exercise the Warrants or Additional Warrants in accordance with their terms and the terms of this Agreement, or (iii) restricting any other right of the Warrant Holder with respect to the Warrants or Additional Warrants. Except as provided below, the Warrant Holder shall not (i) transfer, or consent to any transfer of, any or all of the Additional Warrants or any interest therein, or create or permit to exist any Encumbrance on the Additional Warrants, (ii) enter into any contract, option or other agreement or understanding with respect to any transfer of any or all of such Additional Warrants, or (iii) take any other action that would in any way restrict, limit or interfere with the performance of its obligations hereunder; provided, however, that the Warrant Holder shall have the right to sell or otherwise transfer some or all of its Additional Warrants to another person or entity provided, that (i) such sale or transfer complies with applicable securities laws, and (ii) the transferee enters into an agreement reasonably satisfactory to the Company agreeing to be bound by the terms of the Additional Warrant so sold or transferred to it. The Warrant Holder hereby acknowledges that the Company shall be entitled to refuse to effect the transfer of any Additional Warrants not in compliance with the terms of this Agreement and the Additional Warrants.

4.5        Neither the Warrant Holder nor the Warrant Holder’s respective officers, directors or employees, has employed any broker or finder or incurred any liability for any brokerage fees, commissions or finder’s fees in connection with the transactions contemplated by this Agreement or the other Transaction Documents for which the Company (or any of its subsidiaries) is responsible.

5.     Additional Amendments. Except for any adjustments permitted in accordance with Section 4 of the Warrant Agency Agreement, as amended, the Company covenants and agrees that it will not take any action to further reduce the Amended Exercise Price of the Registered Warrants without the written consent of the Warrant Holders holding a majority of the then outstanding Exercised Shares.

6.     Counterparts. This Agreement may be executed in the original or by facsimile in two or more counterparts, each of which shall be deemed an original and all of which, taken together, shall constitute but one and the same instrument.

7.     Entire Agreement; Amendment. This Agreement and the Transaction Documents constitute the entire agreement between the Company and the Warrant Holders regarding the subject matter hereof and supersede all prior agreements and understandings, oral or written, between them with respect to the subject matter hereof. This Agreement may only be amended by an agreement in writing executed by the Warrant Holders holding a majority of then outstanding Exercised Shares.

8.     Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of Nevada, without regards to the choice of laws principles thereof.

[SIGNATURE PAGE FOLLOWS]

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IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the date first written above.

INPIXON

By:
Name:	Nadir Ali
Title:	Chief Executive Officer

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WARRANT HOLDER

Warrant Holder Name

By:
Name:
Title:

Number of Registered Warrants owned by the Warrant Holder:

______________________________________

Number of Exercised Shares underlying Registered Warrants:

______________________________________

Number of Additional Warrants

______________________________________

Total Purchase Price for all Exercised Shares: $____________

[WARRANT HOLDER SIGNATURE PAGE]

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Exhibit A

Warrant Agency Amendment

AMENDMENT NO. 1 TO

THE WARRANT AGENCY AGREEMENT

This Amendment No. 1 to the Warrant Agency Agreement (this “Amendment”), is made and entered into effective as of August 9, 2017, by and between Inpixon, a Nevada corporation, with offices at 2479 E. Bayshore Road, Suite 195, Palo Alto, CA 94303 (the “Company”), and Corporate Stock Transfer Inc., with offices at 3200 Cherry Creek S Dr # 430, Denver, CO 80209 (the “Warrant Agent”).

RECITALS:

A.         The Company has engaged the Warrant Agent to act as the Company’s agent in connection with the issuance, registration, transfer, exchange and exercise of warrants (the “Registered Warrants”) issued in accordance with that certain warrant agency agreement by and between the Company and the Warrant Agent, dated as of June 30, 2017 (the “Warrant Agreement”).

B.          The Registered Warrants are exercisable for shares of the Company’s common stock at an exercise price of $1.3125 per share (the “Exercise Price”).

C.          In order to induce certain holders of the Registered Warrants (the “Warrant Holders”) to exercise the Registered Warrants as described in that certain warrant exercise agreement dated as of the same date of this Amendment (the “Warrant Exercise Agreement”), the Company has agreed to amend the Warrant Agreement to reduce the Exercise Price of the Registered Warrants to $0.30 (the “Amended Exercise Price”), subject to the terms and conditions provided in the Warrant Exercise Agreement.

D.          Pursuant to Section 1 of the Warrant Exercise Agreement and as set forth on the signature page to this Amendment, as required by Section 9.8 of the Warrant Agreement, the Underwriter (as such terms is defined in the Warrant Agreement) and the Warrant Holders representing a majority of the outstanding Registered Warrants have agreed and consented to this Amendment for the purpose of reducing the Exercise Price of the Registered Warrants to the Amended Exercise Price.

E.          Capitalized terms used in this Amendment shall have the meaning given to those terms in the Warrant Agreement, unless this Amendment provides otherwise.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is acknowledged by the parties hereto, the parties hereto hereby amend the Warrant Agreement and agree, as follows:

1.           Amendment to Section 3.1 of the Warrant Agency Agreement. Section 3.1 of the Warrant Agreement is hereby deleted in its entirety and replaced with the following:

“3.1 Exercise Price. Each Warrant shall entitle the registered holder thereof, subject to the provisions of such Warrant and of this Warrant Agreement, to purchase from the Company the number of shares of Common Stock stated therein, at the price of $0.30 per whole share, subject to the subsequent adjustments provided in Section 4 hereof. The term “Exercise Price” as used in this Warrant Agreement refers to the price per share at which Common Stock may be purchased at the time a Warrant is exercised.”

2.           Amendment to Section 4.4 of the Warrant Agreement. Section 4.4 of the Warrant Agreement is hereby deleted in its entirety and replaced with the following:

“4.4 Reserved.”

3.           Ratification of Warrant Agreement. Except as specifically modified by this Amendment, all other terms and provisions of the Warrant Agreement shall remain unchanged and in full force and effect.

4.           Separate Counterparts. This Amendment may be executed in one or more separate counterparts, each of which when so executed, shall be deemed to be an original. Such counterparts shall, together, constitute and be one and the same instrument. Electronic copies of executed signature pages (whether in .pdf or facsimile format or otherwise) to this Amendment shall have the same effect as “ink” original signature pages.

[Signature Page Follows.]

IN WITNESS WHEREOF, the parties hereto executed this Amendment as of August 9, 2017.

INPIXON

By:	/s/ Nadir Ali
Name:	Nadir Ali
Title:	CEO

CORPORATE STOCK TRANSFER INC.

By:
Name:
Title:

In accordance with Section 9.8 of the Warrant Agency Agreement the undersigned, together with the hereby acknowledges and consents to this Amendment:

AEGIS CAPITAL CORP.

By:
Name:
Title:

Exhibit B

Additional Warrant